SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



       Date of Report (Date of earliest event reported) : November 25, 1996


                       Saxon Asset Securities Trust 1996-1
             Mortgage Loan Asset Backed Certificates, Series 1996-1

             (Exact name of registrant as specified in its charter)


     Virginia                       34-020552                 52-1785164
(State or other jurisdiction    (Commission File Number)    (IRS Employer
of incorporation or organization)                         Identification No.)


                    4880 Cox Road, Glen Allen, Virginia 23060
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code : (804) 967-7400

                                       N/A
         (Former name or former address, if changed since last report.)



                   Page 1  of 4  This  report  consists  of 8 consecutively
                          numbered pages.

Item 5. Other Events.

On November 25, 1996 distributions were made to the Certificateholders. Speci-fic information with respect to the distributions is filed as Exhibit
99.1.

No other reportable transactions or matters have occurred during the current reporting period.


Item 7.    Financial Statements and Exhibits.

           (c)   The following exhibits are filed as part of this report:

                Statement  to  Certificateholders  on November 25, 1996 filed as Exhibit 99.1 hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                SAXON ASSET SECURITIES TRUST 1996-1,
                                MORTGAGE LOAN ASSET BACKED CERTIFICATES
                                SERIES 1996-1



Date:    December 6, 1996                    By:   /s/ Brad Adams
                                                     ---------------
                                                     Brad Adams
                                                     Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                             Description of Exhibits     Page

        99.1             Monthly Certificateholder Statement on
                         November 25, 1996.                             5

                                                Exhibit 99.1

                 Monthly Certificateholder Statement on November 25, 1996


SAXON ASSET SECURITIES TRUST

SERIES 1996-1

DIST DATE: November 25, 1996  PAGE #1
RECORD DATE: October 31,  1996





                       Original .    Beginning                                                       Ending           Aggregate
                      Certificate  Certificate     Principal        Interest       Total            Certificate  Scheduled Principal
Class ....Cusip #      Balance     Balance        Distribution   Distribution    Distribution        Balance             Balance

A-1 ......805559Aa9  43,000,000.00  42,559,602.37   851,611.64     261,741.55     1,113,353.19    41,707,990.73    51,608,373.37
A-2 ......805559Ab7   9,600,000.00   9,600,000.00         0.00      64,480.00        64,480.00     9,600,000.00
A-3 ..... 805559Ac5 181,489,000.00 167,368,520.61 7,466,761.40     832,670.01     8,299,431.41   159,901,759.21   160,743,327.53
R ....... N/a             N/a          N/a          N/a              N/a              N/a
Totals              234,089,000.00 219,528,122.98 8,318,373.04   1,158,891.56     9,477,264.60   211,209,749.94   212,351,700.90










LIBOR RATE                         5.43750%

Factor Information Per $1,000 of the Original Balance

                      Principal    Interest       End Prin         Current
Class   Cusip #     Distribution  Distribution  Balance      Pass Through Rate

A-1     805559AA9   19.80492186     6.08701279      969.95327279   7.380000%
A-2     805559AB7    0.00000000     6.71666667    1,000.00000000   8.060000%
A-3     805559AC5   41.14167470     4.58799161      881.05482542   5.777500%


If there are any questions or comments, please contact the Relationship Manager listed below


                              Mary Jo Davis
                         The Texas Commerce Bank, N.A.
                          600 Travis Street, 8th Floor
                              Houston, Texas 77002
                                 (713) 216-4756

Texas Commerce Bank,  N.A.
MASTER SERVICER

SAXON ASSET SECURITIES TRUST
SERIES 1996-1



DIST DATE: November 25, 1996  PAGE #2
RECORD DATE: October 31,  1996


                                                                              Group I                 Group II
Sec. 3.04 (a) (ii)      Prepayment Amount                                     727,279.10           7,348,531.14
                        Principal Recovery Amount                                   0.00                   0.00
                        Subordination Increase Amount                          84,162.15                   0.00

Sec. 3.04 (a) (v)       Insured Payment Amount
                                                                              Group I                Group II
Sec. 3.04 (a) (vii)     Subordinated Amount or Subordination Deficit Amount    300,382.64            841,568.32
Sec. 3.04 (a) (ix)      Total Substitution Shortfall Amount                          0.00                  0.00
                        Total Repurchase Amount                                      0.00                  0.00

                                                                                Group I                Group II
Sec. 3.04 (a) (x)       Weighted Average Net Rate of Mortgage Loans               9.84738%              8.16340%
Sec. 3.04 (a) (xii)     The largest Mortgage Loan Balance                      680,117.36           1,168,683.29
Sec. 3.04 (a) (xiii)    Servicing Fees                                          13,155.68              58,138.39
                        Master Servicing Fees                                      312.36               7,289.10
                        Premium Amount                                           5,215.96              16,736.85


Sec. 3.04 (b) (ii)      The Number and Aggregate Principal Balances of all Delinquent Mortgage Loans
                        as of such Remittance Date
                       Group I                                        Group II
  Category             Number      Percentage    Principal Balance    Number     Percentage        Principal Balance
  30-59 Days            1          0.09680%             49,963.31         4          0.37590%            604,300.49
  60-89 Days            0          0.00000%                  0.00         1          0.02560%             41,161.21
  90+ Days              0          0.00000%                  0.00         3          0.49750%            799,760.46


                                                                                                 Group I               Group II
Sec. 3.04 (b) (iii)     Number of Mortgage Loans in Foreclosure Proceedings                           0                      0
                        Dollar Amounts of all Mortgage Loans in Foreclosure Proceedings            0.00                   0.00
                        Number of Mortgage Loans in Foreclosure in Prior Month                        0                      0
                        Dollar Amounts of all Mortgage Loans in Foreclosure in Prior Month         0.00                   0.00

                                                                                                  Group I              Group II
Sec. 3.04 (b) (iv)      Number of Mortgagors in Bankruptcy Proceedings                                 0                     2
                        Scheduled Principal Balances of Mortgage Loans in Bankruptcy Proceedings    0.00            248,957.01

                                     TEXAS COMMERCE BANK,  N.A.
                                           MASTER SERVICER

SAXON
ASSET SECURITIES TRUST SERIES
1996-1

DIST DATE: November 25, 1996  PAGE # 3
RECORD DATE: October 31, 1996





                                                              Group I           Group II

Sec. 3.04 (b) (v)     Status of any REO Properties
Sec. 3.04 (b) (vi)    Book Value Of any REO Properties           0.00             0.00



                                                              Group I          Group II

Sec. 3.04 (b) (vii)   Cumulative Loss Percentage                 0.00             0.00
                      Amount of Cumulative Realized
                        Losses                                   0.00             0.00
                      Current Period Realized Losses             0.00             0.00
                      Annual Loss Percentage                     0.00             0.00




Sec. 3.04 (b) (viii)  90+ Delinquency Percentage per Servicer Termination Test:

                                                  Group I                      Group II
                      Period                      Number   Principal Balance   Number    Principal Balance

                      1st Preceeding Period            0                0.00        0                 0.00

                      2nd Preceeding Period            0                0.00        0                 0.00

                      3rd Preceeding Period            0                0.00        0           800,159.40

                          Percentage                                    0.00%                         0.15%


                        TEXAS COMMERCE BANK, N.A.
                             MASTER SERVICER